                                                                EXHIBIT 10.20

                    AMENDMENT TO STAND-BY PURCHASE AGREEMENT

         BioTime, Inc., a California corporation (the "Company"), each of the undersigned Participating Debenture Holders have entered into a Standby Purchase Agreement, dated October 2, 2003 (the "Agreement"). Unless otherwise defined, capitalized terms used in this Amendment have the same meaning ascribed in the Agreement. The Company has filed the Registration Statement contemplated by the Agreement. The staff of the Securities and Exchange Commission has advised the Company that they are unable to determine that Milton Dresner would be acting within the safe harbor from registration as a broker-dealer under Rule 3a4-1. Accordingly, the parties agree to that Milton Dresner hereby withdraws as a Participating Debenture Holder, and Schedule I of the Agreement is amended as attached.

Dated:  December 3, 2003            BIOTIME, INC.

                                    By: /s/Judith Segall
                                        ----------------
                                        Judith Segall, Vice President

                                    PARTICIPATING DEBENTURE
                                    HOLDERS:


                                        /s/Alfred D. Kinsley
                                        -------------------
                                        Alfred D. Kingsley


                                        /s/George Karfunkel
                                        -------------------
                                        George Karfunkel

                                    Goren Brothers, L.P.


                                    By  /s/Alex Goren
                                        -------------
                                        Alex Goren , General Partner

                                        /s/Milton Dresner
                                        -----------------
                                        Milton Dresner, Trustee

                                    Camco Tactical Return Partners, LP

                                    By  Broadwood Capital, Inc., General Partner

                                    By  /s/Neal C. Bradsher
                                        -------------------
                                        Neal C. Bradsher, President

                                   SCHEDULE I

              PARTICIPATING DEBENTURE HOLDERS PURCHASE COMMITMENTS

NAME AND ADDRESS                                                      PURCHASE COMMITMENT
----------------                                                      -------------------
Alfred D. Kingsley                                                    $  818,182
110 E. 59th Street
Suite 3203
New York, NY 10022
FAX:  (212) 207-3901


George Karfunkel                                                      $  272,727
59 Maiden Lane
New York, New York 10038
FAX:  (718) 921-8323


Camco Tactical Return Partners, L.P.                                  $  272,727
c/o Broadwood Capital, Inc.
767 Fifth Avenue, 50th Fl
New York, NY 10153

Goren Brothers, L.P.                                                  $  136,364
150 East 52nd St.
New York, NY 10022



                                                              Total:  $1,500,000